GRAND PRIX FUNDS, INC.

   Supplement to Prospectus dated November 30, 1998


Portfolio Turnover

     The Fund's annual portfolio turnover rate could range from 300 to 600%, but generally will not exceed
800%.

     This information supplements and, to the extent applicable, supersedes the information contained on pages 2, 7 and 10 of the Prospectus.

Fee for Returned Checks or Electronic Funds Transfers

     The fee for returned checks or electronic funds transfers is $20.

     This information supplements and, to the extent applicable, supersedes the information contained on pages 4, 19 and 20 of the Prospectus.

Expense Limitation

     The Advisor has agreed to limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.72% of the Fund's average net assets until October 31, 1999.

     This information supplements and, to the extent applicable supersedes the information contained on pages 5 and 13 of the Prospectus. Accordingly, the following changes should also be made to the Prospectus.

     The percentage in the Annual Fund Operating
Expenses table on page 4 which relates to Other
Expenses should be amended to replace 0.40% with 0.47%, and Total Operating Expenses should be amended to replace 1.65% with 1.72%.

     The third sentence in footnote 4 on page 5 should be amended to read "Absent this limitation, other expenses and total operating expenses of the Fund would have been 14.68% and 15.93%, respectively for the ten months ended October 31, 1998."

     The expenses in the Example on page 5 should be amended as follows. The expenses for 1 year should be $69 and the expenses for 3 years should be $104.

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Transfer Agent

     The name of the Fund's Transfer Agent should be changed from Sunstone Investor Services, LLC to
Sunstone Financial Group, Inc.  All references to
"Transfer Agent" and "Administrator" should be changed to "Sunstone."

     This information supplements and, to the extent applicable, supersedes the information contained on pages 13, 17, 23, 25 and 31 of the Prospectus and elsewhere therein.

Sales Load

     The Total Sales Charge table on page 15 should be amended so that the last row reads as follows:

                                                    Portion of
                As a Percentage  As a Percentage  Offering Price
Your Investment   of Offering        of Your         Retained
                     Price         Investment      by Dealer *

$1,000,001 or more   1.00%            1.01%           1.00%

     The eighth entry under "Sales Charge Waivers" on page 16 should be amended to replace 10 with 15 and "and on which the investor paid a contingent deferred sales charge" should be deleted. Accordingly, this entry should read as follows: "any person who purchases shares of the Fund with redemption proceeds from a registered investment company other than the Fund, provided that the proceeds are invested in the Fund within 15 days of the redemption."

     Shares of the Fund may also be purchased at a reduced sales charge. Investors who purchase Fund shares on January 15, 1999 pay an initial sales charge of 1.00% of the offering price.

     This information supplements and, to the extent applicable, supersedes the information contained on pages 15 - 21 of the Prospectus and elsewhere therein.

Opening an Account by Wire

     The last sentence in the first paragraph under "Opening an Account by Wire" on page 18 should be amended to read as follows: "Funds should be wired through the Federal Reserve System as follows:

          UMB Bank
          A.B.A. Number:  101000695
          For credit to:  Grand Prix Funds
          Account Number:  987-096-4201
          For further credit to:

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          (investor account number)
          (name or account registration)
          (Social Security or Taxpayer Identification Number)

Automatic Investment Plan

     The sentence which begins "Under certain circumstances" on page 20 under "Automatic Investment
Plan" and the two sentences thereafter should be deleted.

                 ____________________

This Supplement should be retained with your Prospectus
                 for future reference.

The date of this Prospectus Supplement is December 31, 1998.